UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2013

Lorillard, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34097	13-1911176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

714 Green Valley Road

Greensboro, North Carolina 27408-7018

(Address of principal executive offices, including zip code)

(336) 335-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 20, 2013, Lorillard Tobacco Company (the “Company”), a wholly owned subsidiary of Lorillard, Inc., (“Lorillard” or “Guarantor”) issued $500,000,000 aggregate principal amount of 3.750% Senior Notes due May 20, 2023 (the “Notes”). The Notes will be unconditionally guaranteed by Lorillard.

The Notes were sold in a registered offering under the Securities Act of 1933, pursuant to the Guarantor’s shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (“SEC”) on June 13, 2012. The material terms of the Notes are described in the Company’s prospectus supplement dated May 15, 2013 filed with the SEC on May 16, 2013. The Notes were issued pursuant to an Indenture dated June 23, 2009, among the Company, the Guarantor and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the fifth supplemental indenture dated May 20, 2013 (the “Fifth Supplemental Indenture”). Lorillard’s guarantee was issued pursuant to the Indenture, and evidenced by a guarantee agreement made by Lorillard in favor of the Trustee for the Notes (the “Guarantee Agreement”). The Indenture is filed as Exhibit 4.1, the Fifth Supplemental Indenture is filed as Exhibit 4.2, the form of Notes is filed as Exhibit 4.3 and the form of Guarantee Agreement is filed as Exhibit 4.4 to this Current Report on Form 8-K (the “Form 8-K”).

In connection with the issuance of the Notes, the Company and Lorillard entered into an Underwriting Agreement dated May 15, 2013 (the “Underwriting Agreement”) with Barclays Capital Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the underwriters listed therein (the “Underwriters”). Pursuant to and subject to the terms and conditions of the Underwriting Agreement, the Underwriters agreed to purchase the Notes from the Company for resale in the registered offering. The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K.

In connection with the Notes offering, Hughes Hubbard & Reed LLP provided certain legal opinions to the Company that are filed as Exhibit 5.1 to this Form 8-K.

The above description of the Underwriting Agreement, the Indenture, the Fifth Supplemental Indenture, the Notes and the Guarantee are qualified in their entirety by reference to the terms of those agreements attached hereto as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated May 15, 2013, among Lorillard Tobacco Company, Lorillard, Inc. and Barclays Capital Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Indenture, dated June 23, 2009, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee, incorporated by reference to Exhibit 4.1 to Lorillard’s Current Report on Form 8-K (File No. 1-34097) filed on June 23, 2009.

4.2	Fifth Supplemental Indenture, dated May 20, 2013, among Lorillard Tobacco Company, Lorillard, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Form of 3.750% Senior Note due 2023 of Lorillard Tobacco Company (included in Exhibit 4.2).

4.4	Form of Guarantee Agreement of Lorillard, Inc. for the 3.750% Senior Notes due 2023 of Lorillard Tobacco Company (included in Exhibit 4.2).

5.1	Opinion of Hughes Hubbard & Reed LLP.

23.1	Consent of Hughes Hubbard & Reed LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORILLARD, INC.
(Registrant)

	By:	/s/ David H. Taylor
David H. Taylor
Executive Vice President, Finance and Planning and Chief Financial Officer

Dated: May 20, 2013